CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS


                                    FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT
                                 --------------

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934.


                         Date of Event: August 31, 2004
                        (date of earliest event reported)


                              NEXIA HOLDINGS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                     ------
         (State or other jurisdiction of incorporation or organization)



           033-22128D                                84-1062062
           ----------                                ----------
     (Commission File Number)          (IRS Employer Identification Number)

            268 West 400 South, Suite 300, Salt Lake City, Utah 84101
            ---------------------------------------------------------
                    (Address of principal executive offices)

                                 (801) 575-8073
                                 --------------
              (Registrant's telephone number, including area code)








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ITEM 8.           OTHER EVENTS

On the 25h day of August, 2004, Nexia Holdings, Inc. (the "Company") approved for filing with the Secretary of State for Nevada a "Certificate of Determination of the Rights and Preferences of Preferred Stock of Nexia Holdings, Inc." This document sets forth and designates the rights and privileges of the Preferred Stock of the Company that are designated as Series B Preferred Stock and authorized in the amount of 10,000,000 shares, out of the total number of 50,000,000 preferred shares authorized by the Company's Articles of Incorporation.

The Series B Preferred Stock is designated as having a par value of $0.001 per share and designated as senior to the Common Stock of the Company. In the event of liquidation the shares have a priority right to $0.001 per share in any distribution as a result of liquidation. These shares are given the same voting rights as Common Shares on a five hundred-for-one (500 to 1) basis.

Rights to dividends are granted to the Series B Preferred Stock equal to those of the Common Stock, when, as and if declared by the Directors of the Company, to be paid in cash or in common stock equal to market value at the election of the Company. The Series B Preferred Stock have no conversion rights into any other class or series of stock.

The information provided hereinabove is merely a synopsis of the basic terms of the determination document referenced above, which descriptions are qualified in their entirety by the terms of the document itself, which document is attached hereto as an exhibit and thereby incorporated herein by reference



ITEM 7. Financial Statements and Exhibits The following exhibits are included as part of this report:

Exhibit No.  Page No.  Description
------------ --------  -------------
     4           3     Certificate of Determination of the Rights and
                       Preferences of Preferred Stock of Nexia Holdings, Inc.




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                                   SIGNATURES
                                   ----------
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 30th day of August, 2004.

                                                       Nexia Holdings, Inc.



                                                       /s/ Richard Surber
                                                       -------------------------
                                                       Richard Surber, President





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Exhibit 4

                          CERTIFICATE OF DETERMINATION
                OF THE RIGHTS AND PREFERENCES OF PREFERRED STOCK
                             OF NEXIA HOLDINGS INC.

         WHEREAS, the Articles of Incorporation of NEXIA HOLDINGS INC., a corporation organized and existing under the laws of Nevada (the "Company"), as amended, provide that the Company has authorized Fifty Million (50,000,000) shares of par value $0.001 preferred stock ("Preferred Stock") and, further, that this be the designation, powers, preferences and relative participating, option or other special rights and qualification, limitations or restrictions of the shares of such Preferred Stock as may be issued from time to time in one or more series, each of such series to have such voting powers, designation, preferences, and relative participating, optional or other special rights and the qualifications, limitations or restrictions thereof, as expressed herein or in a resolution or resolutions, providing for the issuance of such series, adopted by the directors; and

         WHEREAS, THE COMPANY DOES HEREBY CERTIFY that pursuant to the authority contained in its Articles of Incorporation, and in accordance with the provisions of applicable law of Nevada, the Company's directors have duly adopted the following resolutions determining the Designations, Rights and Preferences of a special class of its authorized Preferred Stock, herein designated as Series B Convertible Preferred Stock.

         "RESOLVED, that pursuant to the authority vested in the directors of this Company by its Articles of Incorporation, a special class of preferred stock of the Company be and is hereby created out of the 50,000,000 shares of Preferred Stock available for issuance, such series to be designated as Series B Convertible Preferred Stock (the "Series B Preferred"), consisting of Ten Million (10,000,000) shares, of which the preferences and relative rights and qualifications, limitations or restrictions thereof (in addition to those set forth in the Company's Articles of Incorporation), shall be as follows:

1.       DEFINITIONS

         Common Stock. The term "Common Stock" shall mean all shares now or
         -------------
         hereafter authorized of any class of Common Stock of the Company and any other stock of the Company, howsoever designated, authorized after the Issue Date, which has the right (subject always to prior rights of any class or series of Preferred Stock) to participate in the distribution of the assets and earnings of the Company without limit as to per share amount.

         Issue Date. The term "Issue Date" shall mean the date that shares of
         -----------
         Series B Preferred are first issued by the Company.

         Junior Stock. The term "Junior Stock" shall mean, for purposes of these
         -------------
         resolutions, any class or series of stock of the Company authorized after the Issue Date not entitled to receive any dividends in any dividend period unless any dividends required to have been paid or declared and set apart for payment on the Series A and Series B Preferred shall have been so paid or declared and set apart for payment and, for purposes of these resolutions, shall mean Common Stock and any other class or series of stock of the Company authorized after the Issue Date not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of the Company until the Series A Preferred shall have received the entire amount to which such stock is entitled upon such liquidation, dissolution or winding up.


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         Parity Stock. The term "Parity Stock" shall mean, for purposes of these
         -------------
         resolutions the Common Stock and any other class or series of stock of the Company authorized after the Issue Date entitled to receive payment of dividends subject only to those preferential rights of dividends granted to the Series A Preferred and Series B Preferred shares and, for purposes of these resolutions, shall mean any class or series of stock of the Company authorized after the Issue Date entitled to receive assets upon liquidation, dissolution or winding up of the affairs of the Company subject to only those preferential rights and preference granted to the Series A and Series B Preferred.

         Senior Stock. The term "Senior Stock" shall mean, for purposes of these
         -------------
         resolutions, any class or series of stock of the Company authorized before the Issue Date of the Series B Preferred except for those preferential rights as granted herein but the right to receive dividends providing all dividends granted to the Series B Preferred shall have been paid or set aside to be paid, and, for purposes of these resolutions, shall mean any class or series of stock of the Company authorized after the Issue Date ranking equal to the Series B Preferred and the right to participate in any distribution upon liquidation, dissolution or winding up of the affairs of the Company except for those preferential rights granted to the Series B Preferred herein.

2.       Rights, Powers and Preferences

         The Series B Preferred shall have the voting powers, preferences and relative, participating, optional and other special rights, qualifications, limitations and restrictions as follows:

         A.       Designation and Amount. Out of the presently authorized
                  -----------------------
                  preferred shares, Ten Million (10,000,000) shares of par value $0.001 preferred stock shall be designated as shares of "Series B Convertible Preferred Stock" and par value shall remain at $0.001 per share.

         B.       Rank. The Series B Preferred shall be senior to the Common
                  -----
                  Stock and any subsequently authorized series or class of the Company's Preferred Stock.

         C.       Liquidation Rights.

                  (i) In the event of any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the holders of the Series B Preferred then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its shareholders, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any outstanding capital stock of the Company, an amount equal to $0.001 per share. Then all of the assets of the Company available to be distributed shall be distributed ratably to the holders of the Series A and B Preferred and then to the holders of other outstanding shares of capital stock of the Company. If upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the assets to be distributed to the holders of the Series B Preferred shall be insufficient to permit the payment to the holders thereof the full preferential amount as provided herein, then such available assets shall be distributed ratably to the holders of the Series B Preferred.

                  (ii) None of the following events shall be treated as or
                       deemed to be a liquidation hereunder:

                       (a) A merger, consolidation or reorganization of the Company;


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                       (b) A sale or other transfer of all or substantially all
                       of the Company's assets;

                       (c) A sale of 50% or more of the Company's capital stock then issued and outstanding;

                       (d) A purchase or redemption by the Company of stock of any class; or

                       (e) Payment of a dividend or distribution from funds legally available therefor.

         D.       Voting Rights.  In all matters the Series B Preferred shall
                  -------------
                  have the same voting rights as the Common Stock on a five hundred-for-one basis and any proposal upon which a vote of shareholders is taken must receive a majority of the votes from both the Series A Preferred shares, the Series B Preferred shares and the Common Stock to be approved. If the Company effects a stock split which either increases or decreases the number of shares of Common Stock outstanding and entitled to vote, the voting rights of the Series B Preferred shall not be subject to adjustment unless such stock split shall be applied to the Series B Preferred.

3.       Dividends

         The holders of the Series B Preferred shall be entitled to receive Common Stock dividends when, as, and if declared by the directors of the Company, to be paid in cash or in Market Value of the Company's common stock at the election of the Company. "Market Value", for the purposes of this Certificate of Determination shall mean the average of the bid and ask prices for the common stock of the Company for the five business days preceding the declaration of a dividend by the Board of Directors.

         Without prior written consent of the majority of the holders of Series B Preferred, so long as any shares of Series B Preferred shall be outstanding, the Company shall not declare or pay on any Junior Stock any dividend whatsoever, whether in cash, property or otherwise, nor shall the Company make any distribution on any Junior Stock, nor shall any Junior Stock be purchased or redeemed by the Company or any of its subsidiaries of which it owns not less than 51% of the outstanding voting stock, nor shall any monies be paid or made available for a sinking fund for the purchase or redemption of any Junior Stock, unless all dividends to which the holders of Series B Preferred shall have been entitled for all previous dividend periods shall have been paid or declared and a sum of money sufficient for the payment thereof and the Redemption Price is set apart.

4.       Conversion

         The Series B Preferred shall not have any conversion rights into any other class or series of stock.

5.       Protective Provisions

Notwithstanding anything contained herein to the contrary, as long as any of the Series B Preferred shall be outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least two-thirds of the total number of shares of Series B Preferred outstanding:


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         A.       Alter or change the rights, preferences or privileges of the
                  Series B Preferred by way of reverse stock split, reclassification, merger, consolidation or otherwise, so as to adversely affect in any manner the voting rights including number of votes presently allowed.

         B.       Increase the authorized number of Series B Preferred.

         C. Create any new class of shares having preferences over or being on a parity with the Series B Preferred as to dividends or assets, unless the purpose of creation of such class is, and the proceeds to be derived from the sale and issuance thereof are to be used for, the retirement of all Series B Preferred then outstanding.

         D.       Repurchase any of the Company's Common Stock.

         E. Merge or consolidate with any other Company, except into or with a wholly-owned subsidiary of the Company with the requisite shareholder approval.

         F. Sell, convey or otherwise dispose of, or create or incur any mortgage, lien, charge or encumbrance on or security interest in or pledge of, or sell and leaseback, all or substantially all of the property or business of the Company.

         G. Incur, assume or guarantee any indebtedness (other than such as may be represented by the obligation to pay rent under leases) maturing more than 18 months after the date on which it is incurred, assumed or guaranteed by the Company, except purchase money obligations, obligations assumed as part of the price of property purchased, or the extension, renewal or refunding of any thereof.

6.       Reissuance

         No share or shares of Series B Preferred acquired by the Company shall be reissued as Series B Preferred, and all such shares thereafter shall be returned to the status of undesignated and unissued shares of Preferred Stock of the Company.

7.       Headings or Subdivisions

         The heading of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereto.

8.       Severability of Provisions

         If any right, preference or limitation of the Series B Preferred set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

9.       Status of Reacquired Stock


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         Shares of Series B Preferred which have been issued and reacquired in any manner shall, upon compliance with any applicable provisions of Nevada law, have the status of authorized and unissued shares of Preferred Stock and may be redesignated and reissued in any series or class.

IN WITNESS WHEREOF, the undersigned Directors, the president and the secretary ofNEXIA HOLDINGS INC., a Nevada corporation, did hereby execute this Certificate effective the 30th day of August, 2004.



 /s/ Richard D. Surber                      /s/ Gerald Einhorn
----------------------------------------    ------------------------------------
Richard D. Surber, Director &  President    Gerald Einhorn, Director & Secretary


 /s/ John E. Fry, Jr.                               /s/ Adrienne Berstein
--------------------------                          ----------------------------
John E. Fry, Jr., Director                          Adrienne Bernstein, Director




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